                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                          INVESCO CORPORATE BOND FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Corporate Bond Fund, an investment portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

The results of the voting on the above matter were as follows:

                                                     Votes
Matter                                 Votes For    Withheld
------                               ------------- ----------
(1)*  David C. Arch................. 1,075,643,705 36,896,019
      James T. Bunch................ 1,075,509,176 37,030,549
      Bruce L. Crockett............. 1,075,572,644 36,967,081
      Jack M. Fields................ 1,076,035,319 36,504,406
      Martin L. Flanagan............ 1,076,134,468 36,405,257
      Cynthia Hostetler............. 1,077,172,262 35,367,462
      Dr. Eli Jones................. 1,076,007,958 36,531,767
      Dr. Prema Mathai-Davis........ 1,076,513,866 36,025,858
      Teresa M. Ressel.............. 1,077,257,019 35,282,705
      Dr. Larry Soll................ 1,075,538,189 37,001,536
      Ann Barnett Stern............. 1,076,992,294 35,547,430
      Raymond Stickel, Jr........... 1,075,682,835 36,856,890
      Philip A. Taylor.............. 1,075,984,768 36,554,957
      Robert C. Troccoli............ 1,075,677,176 36,862,549
      Christopher L. Wilson......... 1,076,067,941 36,471,783

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco Corporate Bond Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

                                               Votes      Votes      Broker
Matters                           Votes For   Against    Abstain    Non-Votes
-------                          ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions.............. 665,640,138 81,566,356 41,892,423 414,647,129

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Securities Funds (Invesco Investment Securities Funds).

 (3)   Approve changing the
       fundamental investment
       restriction regarding the
       purchase or sale of physical
       commodities................... 55,080,663 4,454,516 3,992,261 29,459,636

 4(a)  Approve an amendment to the
       current Master Intergroup
       Sub-Advisory Contract to add
       Invesco PowerShares Capital
       Management LLC................ 57,059,407 2,559,824 3,908,233 29,459,612

 4(b)  Approve an amendment to the
       current Master Intergroup
       Sub-Advisory Contract to add
       Invesco Asset Management
       (India) Private Limited....... 55,954,708 3,519,216 4,053,520 29,459,632

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                        INVESCO GLOBAL REAL ESTATE FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Global Real Estate Fund, an investment portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purpose:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                     Votes
Matters                                Votes For    Withheld
-------                              ------------- ----------
(1)*  David C. Arch................. 1,075,643,705 36,896,019
      James T. Bunch................ 1,075,509,176 37,030,549
      Bruce L. Crockett............. 1,075,572,644 36,967,081
      Jack M. Fields................ 1,076,035,319 36,504,406
      Martin L. Flanagan............ 1,076,134,468 36,405,257
      Cynthia Hostetler............. 1,077,172,262 35,367,462
      Dr. Eli Jones................. 1,076,007,958 36,531,767
      Dr. Prema Mathai-Davis........ 1,076,513,866 36,025,858
      Teresa M. Ressel.............. 1,077,257,019 35,282,705
      Dr. Larry Soll................ 1,075,538,189 37,001,536
      Ann Barnett Stern............. 1,076,992,294 35,547,430
      Raymond Stickel, Jr........... 1,075,682,835 36,856,890
      Philip A. Taylor.............. 1,075,984,768 36,554,957
      Robert C. Troccoli............ 1,075,677,176 36,862,549
      Christopher L. Wilson......... 1,076,067,941 36,471,783

                                                      Votes   Votes   Broker
                                          Votes For  Against Abstain Non-Votes
                                          ---------- ------- ------- ----------
(3)   Approve changing the fundamental
      investment restriction regarding
      the purchase or sale of physical
      commodities........................ 89,152,254 949,568 432,784 14,357,828

4(a)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco PowerShares Capital
      Management LLC..................... 89,755,392 345,565 433,664 14,357,813

4(b)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco Asset Management (India)
      Private Limited.................... 89,659,503 435,405 439,708 14,357,818

The Meeting was adjourned until April 11, 2017, with respect to the following proposal:

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Securities Funds (Invesco Investment Securities Funds).

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matter were as follows:

                                                Votes      Votes      Broker
Matter                             Votes For   Against    Abstain    Non-Votes
------                            ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions............... 665,640,138 81,566,356 41,892,423 414,647,129

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                     INVESCO GOVERNMENT MONEY MARKET FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Government Money Market Fund, an investment portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purpose:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

The results of the voting on the above matter were as follows:

                                                     Votes
Matter                                 Votes For    Withheld
------                               ------------- ----------
(1)*  David C. Arch................. 1,075,643,705 36,896,019
      James T. Bunch................ 1,075,509,176 37,030,549
      Bruce L. Crockett............. 1,075,572,644 36,967,081
      Jack M. Fields................ 1,076,035,319 36,504,406
      Martin L. Flanagan............ 1,076,134,468 36,405,257
      Cynthia Hostetler............. 1,077,172,262 35,367,462
      Dr. Eli Jones................. 1,076,007,958 36,531,767
      Dr. Prema Mathai-Davis........ 1,076,513,866 36,025,858
      Teresa M. Ressel.............. 1,077,257,019 35,282,705
      Dr. Larry Soll................ 1,075,538,189 37,001,536
      Ann Barnett Stern............. 1,076,992,294 35,547,430
      Raymond Stickel, Jr........... 1,075,682,835 36,856,890
      Philip A. Taylor.............. 1,075,984,768 36,554,957
      Robert C. Troccoli............ 1,075,677,176 36,862,549
      Christopher L. Wilson......... 1,076,067,941 36,471,783

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco Government Money Market Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

                                                Votes      Votes      Broker
Matters                            Votes For   Against    Abstain    Non-Votes
-------                           ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions............... 665,640,138 81,566,356 41,892,423 414,647,129

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Securities Funds (Invesco Investment Securities Funds).

(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of
      physical commodities....... 314,254,477 39,338,637 25,961,823 276,917,928

4(a)  Approve an amendment to
      the current Master
      Intergroup Sub-Advisory
      Contract to add Invesco
      PowerShares Capital
      Management LLC............. 322,973,530 27,329,599 29,251,812 276,917,924

4(b)  Approve an amendment to
      the current Master
      Intergroup Sub-Advisory
      Contract to add Invesco
      Asset Management (India)
      Private Limited............ 316,233,257 34,139,434 29,182,239 276,917,935

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                            INVESCO HIGH YIELD FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco High Yield Fund, an investment portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purpose:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

The results of the voting on the above matter were as follows:

                                                     Votes
Matter                                 Votes For    Withheld
------                               ------------- ----------
(1)*  David C. Arch................. 1,075,643,705 36,896,019
      James T. Bunch................ 1,075,509,176 37,030,549
      Bruce L. Crockett............. 1,075,572,644 36,967,081
      Jack M. Fields................ 1,076,035,319 36,504,406
      Martin L. Flanagan............ 1,076,134,468 36,405,257
      Cynthia Hostetler............. 1,077,172,262 35,367,462
      Dr. Eli Jones................. 1,076,007,958 36,531,767
      Dr. Prema Mathai-Davis........ 1,076,513,866 36,025,858
      Teresa M. Ressel.............. 1,077,257,019 35,282,705
      Dr. Larry Soll................ 1,075,538,189 37,001,536
      Ann Barnett Stern............. 1,076,992,294 35,547,430
      Raymond Stickel, Jr........... 1,075,682,835 36,856,890
      Philip A. Taylor.............. 1,075,984,768 36,554,957
      Robert C. Troccoli............ 1,075,677,176 36,862,549
      Christopher L. Wilson......... 1,076,067,941 36,471,783

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco High Yield Fund did not receive sufficient shareholder votes to pass Proposal 3.

The results of the voting on the above matters were as follows:

                                                Votes      Votes      Broker
Matters                            Votes For   Against    Abstain    Non-Votes
-------                           ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions............... 665,640,138 81,566,356 41,892,423 414,647,129

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Securities Funds (Invesco Investment Securities Funds).

(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of physical
      commodities.................. 124,784,179 11,511,386 9,161,411 43,498,553

4(a)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco PowerShares Capital
      Management LLC............... 129,324,326  7,032,767 9,102,289 43,496,147

4(b)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco Asset Management
      (India) Private Limited...... 127,376,135  9,114,646 8,966,872 43,497,876

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                           INVESCO REAL ESTATE FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Real Estate Fund, an investment portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purpose:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

The results of the voting on the above matter were as follows:

                                                     Votes
Matter                                 Votes For    Withheld
------                               ------------- ----------
(1)*  David C. Arch................. 1,075,643,705 36,896,019
      James T. Bunch................ 1,075,509,176 37,030,549
      Bruce L. Crockett............. 1,075,572,644 36,967,081
      Jack M. Fields................ 1,076,035,319 36,504,406
      Martin L. Flanagan............ 1,076,134,468 36,405,257
      Cynthia Hostetler............. 1,077,172,262 35,367,462
      Dr. Eli Jones................. 1,076,007,958 36,531,767
      Dr. Prema Mathai-Davis........ 1,076,513,866 36,025,858
      Teresa M. Ressel.............. 1,077,257,019 35,282,705
      Dr. Larry Soll................ 1,075,538,189 37,001,536
      Ann Barnett Stern............. 1,076,992,294 35,547,430
      Raymond Stickel, Jr........... 1,075,682,835 36,856,890
      Philip A. Taylor.............. 1,075,984,768 36,554,957
      Robert C. Troccoli............ 1,075,677,176 36,862,549
      Christopher L. Wilson......... 1,076,067,941 36,471,783

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco Real Estate Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

                                                Votes      Votes      Broker
Matters                            Votes For   Against    Abstain    Non-Votes
-------                           ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions............... 665,640,138 81,566,356 41,892,423 414,647,129

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Securities Funds (Invesco Investment Securities Funds).

 (3)   Approve changing the
       fundamental investment
       restriction regarding the
       purchase or sale of physical
       commodities................... 20,466,434 1,834,750   934,018 15,139,048

 4(a)  Approve an amendment to the
       current Master Intergroup
       Sub-Advisory Contract to add
       Invesco PowerShares Capital
       Management LLC................ 21,306,936   936,753   990,284 15,140,277

 4(b)  Approve an amendment to the
       current Master Intergroup
       Sub-Advisory Contract to add
       Invesco Asset Management
       (India) Private Limited....... 20,951,462 1,228,633 1,053,231 15,140,924

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                INVESCO SHORT DURATION INFLATION PROTECTED FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Short Duration Inflation Protected Fund, an investment portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purpose:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

The results of the voting on the above matter were as follows:

                                                     Votes
Matter                                 Votes For    Withheld
------                               ------------- ----------
(1)*  David C. Arch................. 1,075,643,705 36,896,019
      James T. Bunch................ 1,075,509,176 37,030,549
      Bruce L. Crockett............. 1,075,572,644 36,967,081
      Jack M. Fields................ 1,076,035,319 36,504,406
      Martin L. Flanagan............ 1,076,134,468 36,405,257
      Cynthia Hostetler............. 1,077,172,262 35,367,462
      Dr. Eli Jones................. 1,076,007,958 36,531,767
      Dr. Prema Mathai-Davis........ 1,076,513,866 36,025,858
      Teresa M. Ressel.............. 1,077,257,019 35,282,705
      Dr. Larry Soll................ 1,075,538,189 37,001,536
      Ann Barnett Stern............. 1,076,992,294 35,547,430
      Raymond Stickel, Jr........... 1,075,682,835 36,856,890
      Philip A. Taylor.............. 1,075,984,768 36,554,957
      Robert C. Troccoli............ 1,075,677,176 36,862,549
      Christopher L. Wilson......... 1,076,067,941 36,471,783

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco Short Duration Inflation Protected Fund did not receive sufficient shareholder votes to achieve quorum. As a result, Proposals 3 and 4(a) - (b) have failed to pass.

The results of the voting on the above matters were as follows:

                                                Votes      Votes      Broker
Matters                            Votes For   Against    Abstain    Non-Votes
-------                           ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions............... 665,640,138 81,566,356 41,892,423 414,647,129

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Securities Funds (Invesco Investment Securities Funds).

(3)   Approve changing the fundamental
      investment restriction regarding the
      purchase or sale of physical
      commodities.......................... 5,261,600 369,284 341,865 1,258,196

4(a)  Approve an amendment to the current
      Master Intergroup Sub-Advisory
      Contract to add Invesco PowerShares
      Capital Management LLC............... 5,434,182 230,378 308,196 1,258,189

4(b)  Approve an amendment to the current
      Master Intergroup Sub-Advisory
      Contract to add Invesco Asset
      Management (India) Private Limited... 5,368,228 291,521 313,005 1,258,191

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                         INVESCO SHORT TERM BOND FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Short Term Bond Fund, an investment portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purpose:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

The results of the voting on the above matter were as follows:

                                                     Votes
Matter                                 Votes For    Withheld
------                               ------------- ----------
(1)*  David C. Arch................. 1,075,643,705 36,896,019
      James T. Bunch................ 1,075,509,176 37,030,549
      Bruce L. Crockett............. 1,075,572,644 36,967,081
      Jack M. Fields................ 1,076,035,319 36,504,406
      Martin L. Flanagan............ 1,076,134,468 36,405,257
      Cynthia Hostetler............. 1,077,172,262 35,367,462
      Dr. Eli Jones................. 1,076,007,958 36,531,767
      Dr. Prema Mathai-Davis........ 1,076,513,866 36,025,858
      Teresa M. Ressel.............. 1,077,257,019 35,282,705
      Dr. Larry Soll................ 1,075,538,189 37,001,536
      Ann Barnett Stern............. 1,076,992,294 35,547,430
      Raymond Stickel, Jr........... 1,075,682,835 36,856,890
      Philip A. Taylor.............. 1,075,984,768 36,554,957
      Robert C. Troccoli............ 1,075,677,176 36,862,549
      Christopher L. Wilson......... 1,076,067,941 36,471,783

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco Short Term Bond Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

                                                Votes      Votes      Broker
Matters                            Votes For   Against    Abstain    Non-Votes
-------                           ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions............... 665,640,138 81,566,356 41,892,423 414,647,129

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Securities Funds (Invesco Investment Securities Funds).

 (3)   Approve changing the
       fundamental investment
       restriction regarding the
       purchase or sale of physical
       commodities................... 42,634,965 3,557,636 3,322,357 20,717,521

 4(a)  Approve an amendment to the
       current Master Intergroup
       Sub-Advisory Contract to add
       Invesco PowerShares Capital
       Management LLC................ 44,413,770 2,027,288 3,073,920 20,717,501

 4(b)  Approve an amendment to the
       current Master Intergroup
       Sub-Advisory Contract to add
       Invesco Asset Management
       (India) Private Limited....... 43,586,579 2,693,258 3,235,134 20,717,508

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                         INVESCO U.S. GOVERNMENT FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco U.S. Government Fund, an investment portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purpose:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

The results of the voting on the above matter were as follows:

                                              Votes
Matter                          Votes For    Withheld
------                        ------------- ----------
(1)*  David C. Arch.......... 1,075,643,705 36,896,019
      James T. Bunch......... 1,075,509,176 37,030,549
      Bruce L. Crockett...... 1,075,572,644 36,967,081
      Jack M. Fields......... 1,076,035,319 36,504,406
      Martin L. Flanagan..... 1,076,134,468 36,405,257
      Cynthia Hostetler...... 1,077,172,262 35,367,462
      Dr. Eli Jones.......... 1,076,007,958 36,531,767
      Dr. Prema Mathai-Davis. 1,076,513,866 36,025,858
      Teresa M. Ressel....... 1,077,257,019 35,282,705
      Dr. Larry Soll......... 1,075,538,189 37,001,536
      Ann Barnett Stern...... 1,076,992,294 35,547,430
      Raymond Stickel, Jr.... 1,075,682,835 36,856,890
      Philip A. Taylor....... 1,075,984,768 36,554,957
      Robert C. Troccoli..... 1,075,677,176 36,862,549
      Christopher L. Wilson.. 1,076,067,941 36,471,783

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco U.S. Government Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

                                                Votes      Votes      Broker
Matters                            Votes For   Against    Abstain    Non-Votes
-------                           ----------- ---------- ---------- -----------
(2)*  Approve an amendment to
      the Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers
      and other significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions............... 665,640,138 81,566,356 41,892,423 414,647,129

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Investment Securities Funds (Invesco Investment Securities Funds).

 (3)   Approve changing the
       fundamental investment
       restriction regarding the
       purchase or sale of physical
       commodities................... 24,142,018 2,771,891 2,319,393 13,534,878

 4(a)  Approve an amendment to the
       current Master Intergroup
       Sub-Advisory Contract to add
       Invesco PowerShares Capital
       Management LLC................ 25,155,012 1,823,365 2,254,931 13,534,872

 4(b)  Approve an amendment to the
       current Master Intergroup
       Sub-Advisory Contract to add
       Invesco Asset Management
       (India) Private Limited....... 24,427,672 2,392,615 2,413,024 13,534,869